Exhibit 10.7

        FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


        THIS FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is entered into as of March 31, 1999 and amends in certain respects the Amended and Restated Credit Agreement entered into as of June 24, 1997 as amended by the FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT entered into as of July 14.1997, the SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT entered into as of December 3, 1997, and the THIRD AMENDMENT TO AMENDED and RESTATED CREDIT AGREEMENT entered into as of June 30, 1998 (such Amended and Restated Credit Agreement, as so further amended, being referred to as the "Credit Agreement") by and among CRONOS CONTAINERS N.V., a Netherlands Antilles corporation, CRONOS CONTAINERS LTD, an English corporation, CRONOS EQUIPMENT LTD, an English corporation, CRONOS CONTAINERS INC., a California corporation, CRONOS CAPITAL CORP., a California corporation, and CRONOS EQUIPMENT (BERMUDA) LIMITED, a Bermuda. corporation, as joint and several borrowers (the "Borrowers"); each of the banks that is or, pursuant to the terms of the Credit Agreement, may become a party thereto (individually, a "Bank" and collectively, the "Banks"), and FLEET BANK N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

        WITNESSETH:

        WHEREAS the Borrowers, the Banks and the Agent are parties to the Credit Agreement, and whereas certain Events of Default exist thereunder; and

        WHEREAS the Borrowers are pursuing various options to enable the Borrowers to repay the Borrowers' indebtedness to the Banks and to obtain alternative sources of cash for their working capital needs, and, to permit the same to continue, the Borrowers have requested the Banks and the Agent to forbear from exercising rights and remedies with respect to certain Events of Default, to waive certain Events of Default and to amend the Credit Agreement in certain respects, as hereinafter provided; and

        WHEREAS, the Banks and the Agent are willing to agree to such forbearance, waiver and amendments subject to the terms and conditions hereinafter set forth;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Banks and the Agent hereby agree as follows:

        SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

               SECTION 2. Acknowledgement. The Borrowers acknowledge that they have failed to pay the Loans on January 8, 1999, as required pursuant to the Credit Agreement (hereinafter the "Maturity Default"), that all indebtedness incurred under the Loan Documents, including the Loans and all other indebtedness, obligations and liabilities of the Borrowers to the Banks and the Agent of every kind and description (all of the foregoing, whether now existing or hereafter arising being collectively called the "Obligations"), is now due and payable in full, and that Banks and the Agent are now entitled under the Credit Agreement, the Notes and the Security Agreement and the other Loan Documents to exercise their remedies thereunder. The Borrowers acknowledge that
(i) the Banks have no obligation to extend or renew Loans or any other Obligation and that all demand notices required to be given or made by the Banks and the Agent have been timely and effectively given or made, and the same have been timely and effectively received by the Borrowers and (ii) the aggregate outstanding principal amount of the Loans as of the date hereof is [$25,830,684.00]. Each of the Borrowers further represents and warrants that it has no defenses or setoffs to the payment of the Obligations.

        SECTION 3. Forbearance. The Banks agree to forbear in the exercise of their rights and remedies under the Security Agreement and the other Loan Documents and under applicable law which would otherwise be exercisable by the Banks by reason of the Maturity Default., provided, that this forbearance (i) shall not apply to

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

exercise of rights and remedies with respect to the Collateral Assignment-Palatin Loans and (ii) is expressly conditioned upon the Company's compliance with and satisfaction of each and every one of the covenants, terms and conditions of this Agreement, including, without limitation, the covenants and agreements set forth in Section 7 thereof and the covenants, terms and conditions of the other Loan Documents, as modified by this Agreement.

        SECTION 4. Credit Agreement Amendments (a) Effective as of the date hereof (the "Effective Date"), but subject to satisfaction of all of the conditions act forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

        (i) The definition of "Amortization Schedule" set forth in Section 1.01 is amended and restated to read in its entirety as follows:

        "Amortization Schedule" - the following schedule for amortization of the
Loans:

         Principal Payment Date     Principal Amount
         ----------------------     ----------------
         April 15, 1999             $1,500,000.00 (which amount shall not be reduced by
                                    the proceeds from the disposition of any collateral
                                    (other than containers) which secure the Loans or
                                    prepayments pursuant to Section 2.03.)

         September 30 1999          The outstanding principal balance of the Loans

        (ii) The definition of "Borrowing Base" set forth in Section 1.01 is hereby amended to add the following additional proviso at the end of the first sentence thereof:

               "and provided further, that the percentages above in this sentence of eighty percent (80%) shall automatically and without any further amendment or confirmation reduce to seventy percent (70%) effective upon receipt by the Agent for the benefit of the Banks. In reduction of the. Loans of at least $2,600,000 in the aggregate of proceeds from the sale of any of the Transamerica Shares or any sale of shares of capital stock of the Guarantor pledged to secure the Palatin Loans and the Borrowers shall immediately thereupon make (and shall continue to make) any prepayments required as a result thereof in accordance with Section 2.03 of the Credit Agreement"

        (iii) The definition of "Maturity Date" set forth in Section 1.01 is hereby amended to read in its entirety as follows:

        "Maturity Date" - September 30, 1999.

        (iv) The definition of "Principal Office" set forth in Section 1.01 is hereby amended and restated to read in its entirety as follows:

        "Principal Office" - the principal office of the Agent, currently located at 777 Main Street, Hartford, CT. 06115, Attn: Managed Assets Division.

        (v) Section 2.01 is hereby amended and restated in its entirety to read as follows "The [$25,830,684.00] in outstanding principal mount of the Loans shall he payable by the Borrowers in accordance with the Amortization Schedule" subject to earlier prepayment as otherwise provided in this Agreement.

        (vi) Section 2.02(b) is hereby amended and restated to read in its entirety as follows:

        "(b) The Borrowers shall pay to the Borrower's Administrative Agent.
and the Borrowers' Administrative Agent shall pay to the Agent for the respective accounts of each of the Banks which are parties to this Agreement further extension fees (the "Further Extension Fees") on the following dates and in the following amounts, all of which Further Extension Fees are deemed fully earned and non-refundable;

        DATE                        AMOUNT
        ----                        ------
        April 3 0, 1999             $83,334
        May 31, 1999                $83,333

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

        June 30, 1999               $83,333,
        September 30, 1999          $1,000,000; provided that if the Obligations
                                    are paid in full by April 30, 1999, then such
                                    $1,000,000 fee shall be reduced to $200,000; if
                                    the Obligations are paid in full by May 31.
                                    1999, such fee shall be $300,000; if the
                                    Obligations are paid in full by June 30, 1999,
                                    such. fee shall be $400,000 or if the
                                    Obligations are paid in full by July 31, 1999,
                                    such fee shall be $500,000

        (vi) Section 2.12(a)(v) is hereby amended and restated to read in its entirety as follows:

                      "(v) by no later than April 15, 1999, in furtherance and confirmation of the terms and provisions of the Collateral
        Assignment, Palatin Loans and the pledge of the Palatin Loans and the collateral therefor, including shares of capital stock of the Guarantor, Cronos Bermuda shall deliver to the. Agent certificates representing 463,636 shares of capital stock of the Guarantor registered in the name of Lambert Business Inc., registered or duly endorsed for registration into the name of the Agent. The Borrowers' acknowledgement that the Palatin Loans are in default, hereby agree to cooperate fully with the Agent and the Banks in the collection and foreclosure of the Palatin Loans and the collateral therefor,

        (b) Except as specifically. amended or modified above, all of the terms of the Credit Agreement shall remain unchanged and, as so amended the Credit Agreement shall continue in full force and effect.

        SECTION 5. Effectiveness. The effectiveness of this Agreement shall be conditioned upon (a) the execution of this Agreement: by the Agent and the Banks and receipt by the Agent of counterparts of this Agreement executed by each of the Borrowers and (b) fulfillment to the satisfaction of the Agent of each of the following conditions:

        (i) The Agent and the Banks shall have received the draft audited consolidated financial statements of the Borrowers and the Guarantor for the fiscal year ended December 31, 1998 (the "1998 Draft Financial Statements") and the same shall be satisfactory to the Agent and the Banks.

        (ii) The Guarantor shall have executed and delivered to the Agent with sufficient original counterparts, for each Bank, a Confirmation of Loan Documents in form and substance satisfactory to the Agent.

         (iii) The Agent and cach Bank shall have received a Compliance Certificate dated as of the Effective Date certifying inter alia, that, subject to the Maturity Default and the waivers referred to in Section 8 below, (x) each of the Borrowers shall have complied and shall then be in compliance with all of the terms, covenants and conditions of this Agreement and the Credit Agreement, (y) the representations and warranties contained in, Article 3 of this Agreement and the Credit Agreement shall be true and correct on the due hereof. and (z) other than the Maturity Default no Default or Event of Default exists immediately prior to and after giving effect to the execution and delivery of this Agreement.

        SECTION 6. Representations and Warranties. In order to induce the Banks to execute this Agreement, the Borrowers hereby represent and warrant to the Agent and the Banks as follows, which representations and warranties shall survive the execution and delivery of this Agreement.

        (a) Each of the Borrowers and the Guarantor (collectively, the "Loan Parties") is; a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite power and authority corporate and otherwise to conduct its business, to own its property, and to execute, deliver and perform all of its obligations under this Agreement. The Credit Agreement, as amended hereby and each of the other instruments or documents being executed and delivered in connection herewith (collectively the "Agreement Documents"). Each of the Loan Parties is qualified to do business and is in good standing in every jurisdiction where the nature of its business and ownership of its properties requires it to be to qualified and where failure so to qualify might materially and adversely affect its financial condition and business.

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

        (b)(i) Each of the Loan Parties has taken. or within thirty (15) days following the Effective Date will have taken, all necessary action (corporate and otherwise to authorize and ratify the execution, delivery and performance of this Agreement, the Credit Agreement as amended hereby, and the other Agreement Documents to be executed by it: and

        (ii) the execution, delivery and performance by each of the Loan Parties of this Agreement the Credit Agreement, as amended hereby and the other Agreement Documents are not in contravention of any provision of law or of any agreement or indenture by which the applicable Loan Party is bound or of the respective Articles of Incorporation or By-Laws of the Loan Parties and do not require the consent or approval of any governmental body, agency, authority, or other Person which has not been obtained and a copy thereof furnished to the Agent and will not result in the creation or imposition of any Lien upon any of the property or assets of the Borrowers, except for the Liens in favor of the Agent and the Banks created under the Security Agreement and the other Security Documents.

        (c) As of the Effective Date, this Agreement and, as of the date of execution and delivery thereof, each of the other Agreement Documents will have been duly and validly executed and delivered by each of the Loan Parties party thereto and each Agreement Document and the Credit Agreement, as amended hereby, will be the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its respective terms, except to the extent that the validity or enforceability thereof may be limited by bankruptcy, insolvency. reorganization and other similar laws affecting creditors rights generally

        (d) The 1998 Draft Financial Statements and the certificates, opinions or any other statement made or furnished in writing to the Agent or any Bank by or on behalf of "any Loan Party" in connection with this Agreement or the transactions contemplated hereby, do not contain any untrue statement of a material fact or to state a material fact necessary in order to make the statements contained therein or herein not misleading

        (e) As of the Effective Date, after giving effect to the waivers in
        Section 7 below, no Defaults or Events of Default exist under the Credit Agreement other than the Maturity Default

        (f) After giving effect to the waivers referred in Section 8 below, the representations and warranties contained in the Loan Documents are true and correct in all material respects on the Effective Date with the same effect as though such representations and warranties had been restated at and as of the Effective Date and such representations and warranties are incorporated by reference herein

        SECTION 7. Other Covenants. (a) The Borrowers hereby confirm their continuing obligations to pay all amounts due and payable under Section
        11.01 of the Credit Agreement, including, without limitation, under subsection (iii) thereof, and that such obligations include, and will continue to include. without limitation, reimbursement of all expenses of the Agent and each Bank to attend meetings with representatives of the Borrowers. The Borrowers shall reimburse all such expenses incurred in connection with the meeting of the Lenders in New York in October 1998 by no later than April 15, 1999.

                      (b) The Guarantor, by its execution of its consent to this Agreement below, hereby (i) agrees that it shall not subject or covenant to subject the Transamerica Shares (as defined in the Credit Agreement) to any lien in favor of any party other than the Agent on behalf of the Banks, (ii) confirms its continuing obligation to execute and deliver the Pledge Agreement (the "Pledge Agreement") referred to in paragraph 2 of the Confirmation of Guaranties, Agreement and Power of Attorney dated as of June 30, 1998 (the "Confirmation") and (iii) agrees to execute and deliver the Pledge Agreement and all agreements and documents contemplated thereby, in accordance with the Confirmation, by no later than April 15,1999

               SECTION 8. Waivers of Defaults. (a) Subject to the representations and warranties herein contained the Agent and the Banks hereby waive the Event of Default arising from the Borrowers' failure to pay the principal amount of the Loans due and payable on September 30, 1998.

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

        (b) Based upon the 1998 Draft Financial Statements, the Banks and the Agent hereby waive the defaults in the Borrowers' observance of the covenants set in Section 6.08 of the Credit Agreement as at and for the fourth quarter ended December 31, 1998, provided that such waiver shall only be effective to the extent the Borrowers' and the Guarantor's audited financial statements as at such date and for such period are consistent with the draft 1998 Financial Statements.

               SECTION 9. Releases. Each of the Borrowers and the Gurantor by its execution and delivery below hereby unconditionally releases, waives and forever discharges the Agent and each of the Banks and their respective parent other affiliates, directors, officers, shareholders, employees and agents (collectively, the "Release Parties") from any and all claims, offsets, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, Specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgements, extents, executions, claims and demands whatsoever, whether known or unknown, in law, admiralty or equity, which against the Release Parties, the Borrowers, the Guarantor and their respective successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Agreement.

        SECTION 10. Reference to and Effect on Loan Documents

               (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement "hereunder" "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Agreement shall constitute a Loan Document under the Credit Agreement.

               (b) Except as otherwise expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Bank. or the Agent under the Credit Agreement or any of the other Loan Documents, shall not constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents, nor shall it affect or diminish any Bank's or the Agent's rights to hereafter require strict performance of any provision of the Credit Agreement or any of the other Loan Documents.

        SECTION 11. Reaffirmation of Security Interest. Each of the Borrowers hereby reaffirms as of the date hereof each and every security interest and lien granted in favor of the Agent and the Banks under the Loan Documents, and agrees and acknowledges that such security interests and liens shall continue from and after the date hereof and shall remain in full force and effect from and after the date hereof, in each case after giving effect to the Credit Agreement as amended by this Agreement, and the obligations secured thereby and thereunder shall include the Borrowers' obligations under the Credit Agreement as amended by this Agreement. Each such reaffirmed security interest and lien remains and shall continue to remain in full force and effect and is hereby in all respects ratified and confirmed and all references in the Security Documents to the Credit Agreement shall refer to the Credit Agreement as amended or modified by this Agreement.

        SECTION 12. Further Assurances. Each of the Borrowers hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as the Agent or any Bank may reasonably require to carry into effect the purposes of this Agreement or any agreement, direct or indirect executed and delivered or to be executed and delivered pursuant hereto or in connection herewith.

        SECTION 13. Conditions Subsequent.

        (a) On or prior to April 15, 1999, the Borrowers shall cause each of the following conditions to be met:

        (i) Receipt by the Agent of opinions of counsel to the Borrowers in form and substance satisfactory to the Agent and the Banks;

        (ii) Receipt by the Agent and the Banks of the audited financial statements of the Borrowers and the Guarantor required pursuant to
        Section 5.01 of the Credit Agreement for the fiscal year ended December 31, 1998.

                                                                             E10

        (iii) Receipt by the Agent of the Pledge Agreement, duly executed by the Guarantor, and such other documents, including evidence of due authorization, execution and delivery and appropriate opinions of counsel, as the Agent shall require in connection therewith, all in form and substance satisfactory to the Agent:

        (iv) Receipt by the Agent of evidence of insurance on the Financed Containers included in the Borrowing Base and of the Borrowers' liability insurance policies, naming the Agent, as loss payee, and the Banks and the Agents as additional insured in form and substance satisfactory to Agent; and

        (v) Receipt by the Agent, with sufficient original counterparts for each Bank, from the Borrowers and the Guarantor, of (x) Certificates, each of which shall be in form and substance satisfactory to the Agent, certifying that there have been no changes to its articles of incorporation as amended and its by-laws, as amended, subsequent to the date of the most recent certificates with respect thereto delivered to the Agent, (y) an incumbency certificate containing specimen signature(s) of the person(s) authorized to execute this Agreement and any and all agreements, documents and instruments to be executed and delivered pursuant hereto, (z) resolutions of its Board of Directors authorizing (1) the execution, delivery and performance of the Agreement Documents to which it is a party (2) the consummation of the transactions contemplated thereby and (3) all other actions to be taken by it in connection herewith or therewith.

        (vi) Receipt by the Agent of good standing certificates for each of the Borrowers and Guarantor from their respective jurisdictions of incorporation.

        (vii) Receipt by the Agent of copies of all consents, approvals and waivers required in connection with the execution, delivery and performance of the Agreement Documents.

        (viii) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Agent and the Agent, and each Bank, upon request by such Bank, shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request prior to the date hereof.

        (ix) All legal matters incident to the effectiveness of this Agreement shall be satisfactory to counsel the Agent. The Agent will advise the Borrowers of any such matters prior to the date hereof.

        (x) The Agent shall have received such other instruments agreements and documents as it shall reasonably require in connection with this Agreement and the matters referred to above.

        (b) The failure by the Borrowers to fulfill any of the conditions subsequent set forth in paragraph (a) above shall constitute an Event of Default.

        SECTION 14. Costs and Expenses. Promptly upon the submission of requests therefor the Borrowers shall pay all costs and expenses of the Agent (including attorneys' fees and expense) incurred in connection with the negotiation, preparation execution end delivery of this Agreement and the Agreement Documents

        SECTION 15. Governing Law THE VALIDITY. INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

        SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in seperate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as and delivery of an originally manually signed copy hereof.

                                                                             E11

        SECTION 17. Headings. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officer as of the date set forth above.

        BORROWERS:
        CRONOS CONTAINERS N.V.


        By: /s/ S J Brocato
        ---------------------------
        Name: S J Brocato
        Title: Director


        CRONOS CONTAINERS LTD

        By: /s/ C P Langley
        ---------------------------
        Name: C P Langley
        Title: Director


        CRONOS EQUIPMENT LTD

        By: /s/ C P Langley
        ---------------------------
        Name: C P Langley
        Title: Director


        CRONOS CONTAINERS INC.

        By: /s/ D J Tietz
        ---------------------------
        Name: Dennis J Tietz
        Title: Director


        CRONOS CAPITAL CORP.

        By: /s/ D J Tietz
        ---------------------------
        Name: Dennis J Tietz
        Title: Director


        CRONOS EQUIPMENT (BERMUDA) LTD

        By: /s/ P J Younger
        ---------------------------
        Name: P J Younger
        Title: Director


        CONSENTED AND AGREED TO, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO SECTIONS 7 and 9 ABOVE:

        THE CRONOS GROUP

        By: /s/ D J Tietz
        ---------------------------
        Name: Dennis J Tietz
        Title: Director

                                                                             E12

        AGENT:
        FLEET BANK, N.A.
        As Agent

        By: /s/ E J Walsh
        ---------------------------
        Name: Edward J Walsh
        Title: Senior Vice President


        BANKS:
        FLEET BANK, N.A.

        By: /s/ E J Walsh
        ---------------------------
        Name: Edward J Walsh
        Title: Senior Vice President


        BANKBOSTON N.A.

        By: /s/ W D Vannah
        ---------------------------
        Name: W. Douglas Vannah
        Title: Vice President


        FIRST NATIONAL UNION BANK

        By: /s/ A D Brehony
        ---------------------------
        Name: Anne D Brehony
        Title: Vice President


        UNION BANK OF CALIFORNIA


        By: /s/ R D Morris
        ---------------------------
        Name: Richard D Morris
        Title: Vice President



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